Future Minimum Time Charter Revenue	12 Months Ended
Dec. 31, 2025
Future Minimum Time Charter Revenue
Future Minimum Time Charter Revenue	Future Minimum Time Charter Revenue
The future minimum time charter revenue, net of commissions, based on existing vessels committed to spot and period non-cancellable time charter contracts (including fixture recaps) which includes contracted revenue linked to the BPI and BCI index calculated as of December 31, 2025, is as follows:

December 31,
2026	$95,119
2027	30,670
2028	15,378
2029	9,227
2030	9,227
Thereafter	4,550
Total	$164,171

Revenues from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance. In arriving at the minimum future charter revenues, an estimated off-hire time has been deducted, although such estimate may not be reflective of the actual off-hire in the future.